May 1, 2009

Citizens Select Funds
— CitizensSelect Prime Money Market Fund
Dreyfus BASIC Money Market Fund, Inc.
Dreyfus Cash Management
Dreyfus Cash Management Plus, Inc.
Dreyfus Connecticut Municipal Money Market Fund, Inc.
Dreyfus Institutional Cash Advantage Funds
— Dreyfus Institutional Cash Advantage Fund
— Dreyfus Institutional Cash Advantage Plus Fund
Dreyfus Institutional Money Market Fund
— Money Market Series
Dreyfus Institutional Preferred Money Market Funds
— Dreyfus Institutional Preferred Money Market Fund
— Dreyfus Institutional Preferred Plus Money Market Fund
Dreyfus Institutional Reserves Funds
— Dreyfus Institutional Reserves Money Fund
The Dreyfus/Laurel Funds, Inc.
— Dreyfus AMT-Free Municipal Reserves
— Dreyfus Money Market Reserves
The Dreyfus/Laurel Tax-Free Municipal Funds
— Dreyfus BASIC California Municipal Money Market Fund
— Dreyfus BASIC Massachusetts Municipal Money Market Fund
— Dreyfus BASIC New York Municipal Money Market Fund
Dreyfus Liquid Assets, Inc.
Dreyfus Massachusetts Municipal Money Market Fund
Dreyfus Money Market Instruments, Inc.
— Money Market Series
Dreyfus Municipal Cash Management Plus
Dreyfus Municipal Funds, Inc.
— Dreyfus BASIC Municipal Money Market Fund
— Dreyfus BASIC New Jersey Municipal Money Market Fund
Dreyfus Municipal Money Market Fund, Inc.
Dreyfus New Jersey Municipal Money Market Fund, Inc.
Dreyfus New York AMT-Free Municipal Money Market Fund
Dreyfus New York Municipal Cash Management
Dreyfus Pennsylvania Municipal Money Market Fund
Dreyfus Tax Exempt Cash Management Funds
— Dreyfus California AMT-Free Municipal Cash Management
— Dreyfus New York AMT-Free Municipal Cash Management
— Dreyfus Tax Exempt Cash Management
Dreyfus Variable Investment Fund
— Money Market Portfolio
Dreyfus Worldwide Dollar Money Market Fund, Inc.
General California Municipal Money Market Fund
General Money Market Fund, Inc.
General Municipal Money Market Funds, Inc.
— General Municipal Money Market Fund
General New York Municipal Money Market Fund

Supplement to Current Prospectus

In 2008, each of the above-referenced Dreyfus money market funds (each, a “Fund”) entered into a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”), which permits the Fund to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

(Continued on Reverse Side)

Under the Program, the Treasury guarantees the share price of shares of the Fund held by shareholders as of September 19, 2008 at $1.00 per share if the Fund’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the Fund liquidates. Recovery under the Program is subject to certain conditions and limitations, including the following:

  For shareholders of a Fund, the Program provides a guarantee for the lesser of (a) the number of Fund shares owned by the shareholder at the close of business on September 19, 2008, or (b) the number of Fund shares owned by the shareholder on the date of a Guarantee Event.
  The total amount of coverage available for all participants in the Program is limited to the amount of funds available under the Federal Exchange Stabilization Fund at the time of a Guarantee Event (currently approximately $50 billion).
  In order to recover, a Guarantee Event must occur during the term of the Program.

Fund shares acquired by investors after September 19, 2008 that increase the number of Fund shares the investor held at the close of business on September 19, 2008 are not eligible for protection under the Program. In addition, Fund shares acquired by investors who did not hold Fund shares at the close of business on September 19, 2008 are not eligible for protection under the Program.

The Program, which was originally set to expire on December 18, 2008, had been extended by the Treasury through April 30, 2009, and again extended through September 18, 2009, and each Fund has taken the necessary steps to extend its participation through September 18, 2009. Participation in the Program during the initial term and the extended period from December 19, 2008 through April 30, 2009 required each Fund to pay the Treasury fees in the amount of .01% and .015%, respectively, of the Fund’s net asset value as of September 19, 2008. Participation in the Program during the extended period from May 1, 2009 through September 18, 2009 required payment to the Treasury in the amount of .015% to .023% of the Fund’s net asset value as of September 19, 2008. These fees were borne by the Funds without regard to any expense limitation currently in effect for any Fund.

Please visit www.dreyfus.com for up-to-date information on the Dreyfus money market funds’ participation in the Program, or for more information on the Program please visit the Treasury’s website at http://www.ustreas.gov, or contact your financial representative.

DRY-MMF-0509